UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025 (July 22, 2025)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On July 22, 2025, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter ended June 30, 2025. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Efficiency ratio:
Total non-interest expense	$70,362	$70,787	$68,758	$141,149	$137,223
Less: amortization of other intangible assets	2,211	2,213	2,787	4,424	5,575
Adjusted total non-interest expense	68,151	68,574	65,971	136,725	131,648

Total non-interest income	26,880	27,099	23,704	53,979	49,483
Less: net loss on investment securities	—	(2)	(353)	(2)	(354)
Less: net loss on asset disposals and other transactions	(280)	(361)	(428)	(641)	(769)
Total non-interest income, excluding net gains and losses	27,160	27,462	24,485	54,622	50,606

Net interest income	87,577	85,255	86,613	172,832	173,253
Add: fully tax-equivalent adjustment (a)	280	283	352	563	705
Net interest income on a fully tax-equivalent basis	87,857	85,538	86,965	173,395	173,958

Adjusted revenue	$115,017	$113,000	$111,450	$228,017	$224,564

Efficiency ratio	59.25%	60.68%	59.19%	59.96%	58.62%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands, except per share data)	2025	2025	2024	2024	2024

Tangible equity:
Total stockholders' equity	$1,153,350	$1,137,821	$1,111,590	$1,124,972	$1,077,833
Less: goodwill and other intangible assets	397,785	400,099	402,422	403,922	406,417
Tangible equity	$755,565	$737,722	$709,168	$721,050	$671,416

Tangible assets:
Total assets	$9,540,608	$9,246,000	$9,254,247	$9,140,471	$9,226,461
Less: goodwill and other intangible assets	397,785	400,099	402,422	403,922	406,417
Tangible assets	$9,142,823	$8,845,901	$8,851,825	$8,736,549	$8,820,044

Tangible book value per common share:
Tangible equity	$755,565	$737,722	$709,168	$721,050	$671,416
Common shares outstanding	35,673,721	35,669,100	35,563,590	35,538,607	35,498,977

Tangible book value per common share	$21.18	$20.68	$19.94	$20.29	$18.91

Tangible equity to tangible assets ratio:
Tangible equity	$755,565	$737,722	$709,168	$721,050	$671,416
Tangible assets	$9,142,823	$8,845,901	$8,851,825	$8,736,549	$8,820,044

Tangible equity to tangible assets	8.26%	8.34%	8.01%	8.25%	7.61%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Pre-provision net revenue:
Income before income taxes	$27,453	$31,377	$35,876	$58,830	$73,728
Add: provision for credit losses	16,642	10,190	5,683	26,832	15,174
Add: net loss on investment securities	—	2	353	2	354
Add: net loss on other assets	268	330	397	598	706
Add: net loss on other transactions	23	51	31	74	63
Less: gain on OREO	11	20	—	31	—
Pre-provision net revenue	$44,375	$41,930	$42,340	$86,305	$86,636

	Three Months Ended			Twelve Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Annualized net income adjusted for non-core items:
Net income	$21,212	$24,336	$29,007	$45,548	$58,591
Add: net loss on investment securities	—	2	353	2	354
Less: tax effect of net loss on investment securities (a)	—	—	74	—	74
Add: net loss on asset disposals and other transactions	280	361	428	641	769
Less: tax effect of net loss on asset disposals and other transactions (a)	59	76	90	135	161
Add: acquisition-related expenses	—	—	—	—	(84)
Less: tax effect of acquisition-related expenses (a)	—	—	—	—	(18)
Net income adjusted for non-core items	$21,433	$24,623	$29,624	$46,056	$59,413

Days in the period	91	90	91	181	182
Days in the year	365	365	366	365	366
Annualized net income	$85,081	$98,696	$116,666	$91,851	$117,826
Annualized net income adjusted for non-core items	$85,968	$99,860	$119,147	$92,875	$119,479
Return on average assets:
Annualized net income	$85,081	$98,696	$116,666	$91,851	$117,826
Total average assets	$9,293,287	$9,195,467	$9,180,454	$9,244,495	$9,101,052
Return on average assets	0.92%	1.07%	1.27%	0.99%	1.29%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$85,968	$99,860	$119,147	$92,875	$119,479
Total average assets	$9,293,287	$9,195,467	$9,180,454	$9,244,495	$9,101,052
Return on average assets adjusted for non-core items	0.93%	1.09%	1.30%	1.00%	1.31%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Annualized net income excluding amortization of other intangible assets:
Net income	$21,212	$24,336	$29,007	$45,548	$58,591
Add: amortization of other intangible assets	2,211	2,213	2,787	4,424	5,575
Less: tax effect of amortization of other intangible assets (a)	464	465	585	929	1,171
Net income excluding amortization of other intangible assets	$22,959	$26,084	$31,209	$49,043	$62,995

Days in the period	91	90	91	181	182
Days in the year	365	365	366	365	366
Annualized net income	$85,081	$98,696	$116,666	$91,851	$117,826
Annualized net income excluding amortization of other intangible assets	$92,088	$105,785	$125,522	$98,899	$126,682

Average tangible equity:
Total average stockholders' equity	$1,147,253	$1,122,860	$1,061,454	$1,135,124	$1,057,117
Less: average goodwill and other intangible assets	398,940	401,344	407,864	400,135	384,172
Average tangible equity	$748,313	$721,516	$653,590	$734,989	$647,825

Return on average stockholders' equity ratio:
Annualized net income	$85,081	$98,696	$116,666	$91,851	$117,826
Average stockholders' equity	$1,147,253	$1,122,860	$1,061,454	$1,135,124	$1,057,117

Return on average stockholders' equity	7.42%	8.79%	10.99%	8.09%	11.15%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$92,088	$105,785	$125,522	$98,899	$126,682
Average tangible equity	$748,313	$721,516	$653,590	$734,989	$647,825

Return on average tangible equity	12.31%	14.66%	19.21%	13.46%	19.55%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 22, 2025 to discuss results of operations for the quarter ended June 30, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 28, 2025	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer